UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2025

ELECTRO SENSORS, INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	000-09587	41-0943459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6111 Blue Circle Drive

Minnetonka, Minnesota 55343-9108

(Address of Principal Executive Offices)

(952) 930-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ELSE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.        Submission of Matters to a Vote of Security Holders.

Electro-Sensors, Inc. (the “Company”) held its Annual Meeting of Shareholders on April 23, 2025 (the “2025 Annual Meeting”). Of the 3,428,021 shares of the Company’s common stock outstanding and entitled to vote at the 2025 Annual Meeting on the February 27, 2025 record date, 2,417,451 shares, or approximately 70.52%, were present at the 2025 Annual Meeting either in person or by proxy. Set forth below is a brief description of each proposal voted upon at the 2025 Annual Meeting and the voting results with respect to each proposal.

1.	To elect five directors to serve until the next annual meeting of shareholders:

Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Scott A. Gabbard	1,874,294	40,370	0	502,787
David L. Klenk	1,874,327	40,337	0	502,787
Joseph A. Marino	1,870,054	44,610	0	502,787
Jeffrey D. Peterson	1,874,494	40,170	0	502,787
Michael C. Zipoy	1,855,708	58,956	0	502,787

2.	To set the number of directors at five.

For	Against	Abstentions	Broker Non-Votes
2,202,675	206,364	8,412	0

3.	To ratify the appointment of Boulay PLLP as independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
2,393,087	10,855	13,509	0

4.	An advisory vote to approve executive compensation (a “Say-on-Pay” vote).

For	Against	Abstentions	Broker Non-Votes
1,830,018	75,310	9,336	502,787

5.	An advisory vote on the frequency of future Say-on-Pay votes (a “Frequency Vote”).

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
812,618	4,305	1,092,306	5,435	502,787

Pursuant to the foregoing votes, each nominee for election as a director and each proposal presented at the 2025 Annual Meeting was approved by shareholders. Accordingly, the number of directors was set at five; Messrs. Gabbard, Klenk, Marino, Peterson, and Zipoy were elected to serve as directors until the next annual meeting of shareholders or until his respective successor is duly elected and qualified; the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified; the Company’s shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2025 Annual Meeting; and the Company’s shareholders cast a non-binding, advisory vote in favor of conducting future Say-on-Pay votes on a triennial basis.

The Company’s Board of Directors met and determined that the Company will hold future votes asking shareholders to approve the compensation of the Company’s named executive officers on a triennial basis. The Board believes that a vote on executive compensation every three years is the best approach for the Company. The Company’s executive compensation plan is intended to incentivize and reward performance over a multi-year period, and a three-year cycle is consistent with these time horizons. The Board appreciates the feedback from its shareholders and considered the shareholder vote as part of the decision-making process regarding the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRO-SENSORS, INC.

Date: April 29, 2025	By:	/s/ David L. Klenk
David L. Klenk
Chief Executive Officer and Chief Financial Officer

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